PARADIGM FUNDS

Supplement dated September 1, 2008

to the Prospectus dated May 1, 2008

Paradigm Value Fund

Paradigm Opportunity Fund

Paradigm Select Fund

Paradigm Capital Appreciation Fund

Effective immediately the reference to “non-diversified” portfolios on pages 5 and 8 of the May 1, 2008 prospectus is removed.

Effective November 1, 2008, the Funds will no longer make redemption checks payable to anyone other than (1) the shareholder(s) of record, or (2) a financial intermediary for the benefit of the shareholder(s) of record.

Supplement dated September 1, 2008

to the Prospectus dated January 1, 2008

Paradigm Intrinsic Value Fund

Paradigm Small Cap Growth Fund

Effective November 1, 2008, the Funds will no longer make redemption checks payable to anyone other than (1) the shareholder(s) of record, or (2) a financial intermediary for the benefit of the shareholder(s) of record.